SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 25, 2002

RELIABLE POWER SYSTEMS, INC.,
Formerly known as Dencor Energy Cost Controls, Inc.
(Exact name of registrant as specified in its charter)

                            COLORADO                                           0-9255                                                    84-0658020
                               (State or other jurisdiction                      (Commission File No.)                          (IRS Employer Identification No.)
     of incorporation or organization)

10 South Riverside Plaza, Suite 2220
Chicago, Illinois                                  60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 733-8970

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

On March 18, 2002 our auditors, Deloitte & Touche LLP, submitted their resignation. A copy of their resignation letter is attached. We retained Deloitte & Touche LLP on November 27, 2001 and reported this auditor change on Form 8K dated December 19, 2001. Deloitte & Touche LLP has not reviewed or opined upon any of our financial statements.

There were no disagreements or reportable events while Deloitte & Touche LLP was our auditor.

We have re-retained AJ. Robbins, PC, our former auditors, as our auditors for our fiscal 2001 audit. Previous accountants rendered such opinions which were discussed in a previous Form 8-K filing on April 6, 2001.

Item 5. Other Events.

Not Applicable

Item 6. Resignation of Registrant’s Directors.

Our President and Chief Executive Officer, Mr. Joseph Livingston, resigned as Vice Chairman of the Board and Chief Executive Officer, effective February 21, 2002. A copy of his resignation is attached. Mr. John Walter has assumed the title of Chief Executive Officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 16.1: Deloitte & Touche LLP resignation letter.

Exhibit 16.2: Deloitee & Touche LLP letter of assent.

Exhibit 17: Livingston resignation letter.

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Reliable Power Systems, Inc.

Date         March 25, 2002                                                               By: /s/ David H. Hoffmann
                                                                                                                  David H. Hoffmann
                                                                                                                  President

INDEX TO EXHIBITS

Exhibit Number                    Description

16.1 Deloitte & Touche LLP resignation letter. 16.2 Deloitee & Touche LLP letter of assent. 17 Livingston resignation letter.